Capitol Communities Corporation

                                       &

                      Capitol Development of Arkansas, Inc.
                            As the Obligated Parties

                            PLACEMENT AGENT AGREEMENT


                                 August 1, 2003


Noble International Investments, Inc.
6501 Congress Avenue, Suite 100
Boca Raton, FL 33487

Ladies and Gentlemen:

         This  agreement  ("Agreement")  confirms  the  terms on  which  Capitol
Communities Corporation, a Nevada Corporation, and Capitol Development of Arkansas, Inc., an Arkansas Corporation (the "Obligated Parties") have engaged Noble International Investments, Inc. (the "Placement Agent") in connection with the proposed offering and sale by the Obligated Parties (the "Offering") of Promissory Notes in the aggregate principal amount of $3,000,000 (the "Securities") in a private placement.

         1. Exclusive Engagement. The Obligated Parties have engaged the Placement Agent to act as sole placement agent for the "all or none" basis
Offering. The Obligated Parties acknowledge and agree that Placement Agent reserves the right not to participate in the Offering and that Placement Agent's engagement hereunder is not an agreement by Placement Agent or any of its affiliates to underwrite or purchase any of the Obligated Partys' securities (including the Securities) or otherwise provide any financing. During the period of Placement Agent's engagement under this Agreement (as specified in Section 12 hereof), the Obligated Parties will not, and will cause its affiliates not to, initiate, solicit or enter into any discussions, negotiations or agreements involving the issuance, offering or sale of the Securities (or any other securities of the Obligated Parties) to any third parties, except through Placement Agent. Furthermore, the Obligated Parties shall not be obligated to Placement Agent under this Section 1, in the case of any consolidation of the Obligated Parties with, or merger of the Obligated Parties into, any other entity, any merger of another entity into the Obligated Parties, any reclassification, conversion, exchange or cancellation of outstanding securities of the Obligated Parties, or any issuance of securities by the Obligated Parties under a stock option or pension plan to employees and consultants, and as provided in Section 12. In the event that the Obligated Parties receive any inquiry concerning the issuance, purchase or sale of the Securities (or any other securities of the Obligated Parties) during such period, the Obligated Parties will promptly inform Placement Agent in writing of the terms of such inquiry and the identity of the party making the inquiry. Except for any investment in the Obligated Parties's pension plan or an exchange with



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

shareholder's, employee/consultant stock plans or an exchange of stock for acquisitions.

         2. The Offering. The Securities will not be registered with the United States Securities and Exchange Commission (the "SEC") or any state securities authority but will be offered pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"), or under Rule 506 of Regulation D promulgated under Act ("Regulation D") and applicable state securities laws. The Securities in the Offering will be sold only to accredited investors and up to 35 non-accredited (sophisticated) investors (as that term is defined in Regulation D) pursuant to a private offering memorandum to be prepared by the Obligated Parties (the "Offering Memorandum").

         3. Subscription Procedure. Each subscriber in the Offering (a "Subscriber") will be required to complete and execute a Subscription Agreement and a Purchaser's Questionnaire in the form attached to the Offering Memorandum (the "Subscription Documents"). The Subscribers will be instructed to deliver directly to the Placement Agent the completed Subscription Documents together with a check made payable to (or verification of wire transfer to) Capitol Communities and Capitol Development of Arkansas Escrow Account with First Southern Bancorp for the number of Securities desired to be purchased. After the Placement Agent reviews the Subscription Documents, the Placement Agent will forward a copy of the Subscription Documents that are properly completed by accredited investors and up to 35 non-accredited investors to the Obligated Parties. The Obligated Parties shall decide as promptly as practicable after they receive Subscription Documents from the Placement Agent (but in no event later than 3 business days after receipt of such documents) whether or not to accept the subscription.

         If the Obligated Parties elect not to accept a subscription, they will notify the Placement Agent in writing and that Subscriber's check or fed fund wire will be returned to the Subscriber by the Placement Agent.

         If the Obligated Parties elect to accept a subscription, an authorized officer of the Obligated Parties will immediately counter-sign the Subscription Documents (a "Subscription Acceptance") and forward a copy thereof to the Placement Agent upon receipt of which the Placement Agent will forward that Subscriber's check to the escrow account (the "Escrow Account") or if that Subscriber's funds were transmitted to the Escrow Account by wire, the parties may independently verify that such wire was received by First Southern Bancorp. All checks and wire transfers that are deposited into the Escrow Account will hereinafter be referred to as "Offering Proceeds."

         4. Closing. The completion of the purchase and sale of the Securities shall take place on September 15, 2003 or sooner if mutually agreed (the "Closing"). No later than 7 business days after Closing, the Obligated Parties shall deliver to each Subscriber whose subscription has been accepted by the Obligated Parties (hereinafter referred to as an "Investor"), via overnight courier, one or more certificates or instruments representing the number of Securities purchased by the Investor, registered in the name of the Investor, and a copy of that Investor's Subscription Documents counter-signed by the



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

Obligated Parties.

         5. Disbursement of Offering Proceeds. The Obligated Parties and the Placement Agent agree that Offering Proceeds will be disbursed from the Escrow Account to cover the unpaid but earned Placement Agent's Fees and the Expense Allowance (as defined herein). The Obligated Parties shall receive funds from the Escrow Account to satisfy their obligations for the terms and conditions of the Securities and for the Use of Proceeds (as defined herein).

         6.  Terms of Engagement.

         Section 6.1 Fees. As compensation for acting as Placement Agent for the Offering, the Placement Agent will be entitled to receive a commission equal to two percent (2%) of the aggregate offering price of all Securities sold in the Offering (the "Placement Agent's Fee") plus two percent (2%) of the aggregate offering price of all Securities sold in the Offering (the "Expense Allowance"), plus the Obligated Parties shall forward to the Placement Agent a refundable retainer of $20,000.00, which shall be refunded within five days, if there is no Closing or used by the Obligated Parties to fulfill its obligation pursuant to
Section 6.3 of this Agreement, at the sole option of the Obligated Parties. The Expense Allowance is intended to cover the Placement Agent's expenses incurred in connection with the Offering. The Placement Agent shall not be required to make an accounting to the Obligated Parties with respect to said Expense Allowance.

         Section 6.2 Future Financings. As additional compensation to the Placement Agent for its services hereunder, the Obligated Parties agrees that the Placement Agent shall be the sole lead underwriter or sole placement agent of any public or private offering, respectively, of equity securities (or securities convertible or exercisable into equity securities) by the Obligated Parties during the period specified below. The Obligated Party's obligation to appoint the Placement Agent for any of the additional services in this paragraph shall terminate at the earlier of (a) 36 months after the Closing of the Offering (if the Offering is completed), (b) when the Placement Agent shall decline in writing to provide any of the additional services described in this paragraph, or (c) if the Offering is not completed and this agreement is terminated, then on the date of such termination. It is understood that the Placement Agent's Fee, the Expense Allowance and any other benefit (financial or otherwise) received by the Placement Agent as a result of the transactions contemplated by this Agreement do not compensate the Placement Agent for any of the additional services described in this paragraph, and that the Placement Agent's performance of such services shall be subject to execution and negotiation of separate agreements setting forth the terms and conditions of such services (including without limitation indemnification and contribution provisions) and the compensation payable therefor. This engagement does not constitute a commitment by the Placement Agent or any of its affiliates to provide any such financing or to underwrite, place or purchase any securities or an agreement by the Placement Agent or any such affiliate to provide such a commitment.

         Section 6.3 Consulting Agreement. (a) Simultaneous with the Closing of the Offering, the Obligated Parties shall enter into a consulting agreement with



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

the Placement Agent, pursuant to which the Placement Agent will provide financial consulting services to the Obligated Parties for a period of six (6) months after the final Closing Date at a monthly fee of $10,000 payable in advance at the Closing of the Offering. (b) On Closing of the Offering, the Obligated Parties shall issue to the Placement Agent and/or its affiliates 1,000,000 shares of the Obligated Party's common stock with registration rights.

         Section 6.4 Market. Notwithstanding anything to the contrary contained herein, the Placement Agent shall not be obligated to make a market in the Obligated Party's Common Stock or publish research reports on the Obligated Parties.

         Section 6.5 Matters Relating to Engagement. The Obligated Parties acknowledges that the Placement Agent has been retained solely to provide the services set forth in this Agreement. In rendering such services, Noble shall act as an independent contractor, and any duties of Noble arising out of its engagement hereunder shall be owed solely to the Obligated Parties. The Obligated Parties further acknowledges that Noble may perform certain of the services described herein through one or more of its affiliates. The Obligated Parties acknowledges and agree that Noble is not, and does not hold itself out to be, an advisor as to legal, tax, accounting or regulatory matters in any jurisdiction. The Obligated Parties shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the risks, benefits and suitability of the transactions contemplated by this letter agreement, and Noble shall have no responsibility or liability to the Obligated Parties with respect thereto.

         7. Representations and Warranties of the Obligated Parties. The Obligated Parties represent and warrant to and agree with Placement Agent that:

         Section 7.1 Organization of the Obligated Parties. The Obligated Parties is are corporations duly organized and validly existing in good standing under the laws of the State of Nevada and Arkansas and have all requisite corporate power and authority to own, lease and operate their properties and to carry on their business as now being conducted (and as proposed to be conducted) and as described in the SEC Documents (as defined herein). Except as set forth in the SEC Documents, the Obligated Parties doe not have any additional subsidiaries and the Obligated Parties doe not own, directly or indirectly, more than fifty percent (50%) of or control, directly or indirectly, any other business entity. The Obligated Parties are duly qualified as foreign corporations to do business and are in good standing in every jurisdiction in which the nature of the business conducted or property owned or leased by them make such qualifications necessary.

         Section 7.2 Authority. (a) The Obligated Parties have the requisite legal right and corporate power and authority to enter into and perform their obligations under this Agreement and the transactions and agreements contemplated by this Agreement (including without limitation the issuance of the Securities and the securities issuable on conversion of the Securities); (b) the execution and delivery of this Agreement and the execution, performance and consummation by the Obligated Parties of the transactions and agreements contemplated hereby and thereby have been duly authorized by all necessary



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

corporate action and no further consent or authorization of the Obligated Parties or their Board of Directors or shareholders are required; and (c) this Agreement and transactions and agreements contemplated herein have been (or upon execution will be) duly executed, and delivered by the Obligated Parties and constitute valid and binding obligations of the Obligated Parties enforceable against the Obligated Parties in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 7.3 Registration and Reporting. The Obligated Party's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Obligated Parties are in full compliance with all reporting requirements of the Exchange Act and have filed all documents and reports required to be filed thereunder (collectively, the "SEC Documents") that the Obligated Parties have been required to file with the Commission pursuant to the Exchange Act. The SEC
Documents including any amendments hereto, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and the rules, regulations and instructions of the Commission thereunder.

         Section 7.4 SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act and/or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (together with the related schedules and notes thereto) of the Obligated Parties included in the SEC Documents comply as to form with applicable accounting requirements and the published rules and regulations of the SEC and other applicable rules and regulations with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Obligated Parties as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         Section 7.5 Valid Issuances. All of the Obligated Party's outstanding securities were issued in full compliance with all federal, state and local laws. None of the Obligated Party's outstanding securities entitle the holders thereof to pre-emptive rights.

         Section 7.6 Consents. The Obligated Parties are not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of their obligations under this Agreement or issue and sell the Securities in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Obligated Parties subsequent to any Closing.

         Section 7.7 No Conflicts. The execution, delivery and performance of this Agreement by the Obligated Parties and the consummation by the Obligated Parties of the transactions contemplated hereby does not and will not (i) result in a violation of the Obligated Parties's Articles of Incorporation or By-Laws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Obligated Parties is a party or by which it is bound or affected, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Obligated Parties or by which any property or asset of the Obligated Parties is bound or affected nor is the Obligated Parties otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Obligated Parties is not being conducted in violation of any law, ordinance or regulation of any governmental entity.

         Section 7.8 Disclosure. The Obligated Parties has no liabilities or obligations (contingent or otherwise) and there are no circumstances or events affecting the Obligated Parties (directly or indirectly) which are required to be disclosed in the SEC Documents (including the financial statements filed therewith and the notes and schedules attached to such financial statements) which are not disclosed in the SEC Documents. No event or circumstance has occurred or exists with respect to the Obligated Parties or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement by the Obligated Parties but which has not been so publicly disclosed or announced.

         Section 7.9 Litigation and Other Proceedings. Except as may be accurately set forth in the SEC Documents, there are no lawsuits or proceedings pending or threatened against the Obligated Parties or its executive officers, nor has the Obligated Parties received any written or oral notice of any such action, suit, proceeding or investigation. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by, or to the best knowledge of the Obligated Parties after diligent investigation, requested of any court, arbitrator, governmental agency or individual.

         Section 7.10 No Misleading or Untrue Communication. Neither the Obligated Parties, nor any affiliate or agent of the Obligated Parties in connection with the transactions contemplated by this Agreement, has made, nor will make, at any time, any oral communication in connection with the offer or sale of the Securities which contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make such statements, in the light of the circumstances under which they were made, not misleading.



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         Section 7.11  No Material Non-Public Information. The Obligated Parties
is not in possession of, nor has the Obligated Parties or its agents disclosed to the Investors, any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, an effect on the market price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Obligated Parties prior to the date hereof but which has not been so disclosed.

         Section 7.12 Patents, Copyrights, etc. The Obligated Parties owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and as contemplated to be operated in the future). There is no claim or action by any person pertaining to, or proceeding pending, or threatened, which challenges the right of the Obligated Parties with respect to any
Intellectual Property necessary to enable it to conduct its business as now operated and as presently contemplated to be operated in the future. The Obligated Party's current and intended products, services and processes (including the use by the Obligated Parties of their Intellectual Property) do not infringe on any intellectual property or other rights held by any person; and the Obligated Parties are unaware of any facts or circumstances which might give rise to any of the foregoing. The Obligated Parties have taken all necessary security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

         Section 7.13 Tax Status. The Obligated Parties have filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and have paid all taxes and other governmental assessments and charges and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Obligated Parties after diligent investigation know of no basis for any such claim. The Obligated Parties have not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Obligated Parties's tax returns are presently being audited by any taxing authority.

         Section 7.14 Certain Transactions. None of the Obligated Party's officers, directors, employees, affiliates, advisors or independent contractors are or have been a party to, or involved in, any transaction, agreement (verbal or otherwise) or arrangement with the Obligated Parties or any third party with whom the Obligated Parties conduct business (other than for services as officers, directors, employees, affiliates, advisors or independent contractors), which require the Obligated Parties to directly or indirectly make payments in cash or in kind to such parties, except as disclosed. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Obligated Parties to or for the benefit of any of the officers or directors of the Obligated Parties or any of the members of the families of any of them, except as disclosed. The Obligated Parties have not at any time during the last five



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years made any unlawful  contribution  to any candidate for foreign  office,  or failed to disclose fully any contribution in violation of law, or made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

         Section 7.15 No Brokers. The Obligated Parties have taken no action, which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for the Placement Agent's Fee and the Expense Allowance.

         Section 7.16   Environmental Matters.

                  (a) With respect to the Obligated Parties or any predecessor of the Obligated Parties, there are no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Environmental Laws and neither the Obligated Parties nor any of the aforementioned parties have received any notice with respect to any of the foregoing, nor is any action pending or threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata, emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (b) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Obligated Parties, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Obligated Parties during the period the property was owned, leased or used by the Obligated Parties, except in the normal course of the Obligated Parties's business.

                  (c) There are no underground storage tanks on or under any real property owned, leased or used by the Obligated Parties that are not in compliance with applicable law.

         Section 7.17 Permits; Compliance. The Obligated Parties are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on their



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

business as they are now being conducted (collectively, the "Obligated Parties Permits"), and there is no action pending or threatened regarding suspension or cancellation of any of the Obligated Parties Permits. The Obligated Parties are not in conflict with, or in default or violation of, any of the Obligated Parties Permits. The Obligated Parties have not received any notification with respect to possible conflicts, defaults or violations of applicable laws.

         Section 7.18 Title to Property. The Obligated Parties have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Obligated Parties, in each case free and clear of all liens, encumbrances and defects. Any real property and facilities held under lease by the Obligated Parties are held by them under valid, subsisting and enforceable leases.

         Section 7.19 Insurance. The Obligated Parties are insured by insurers of recognized financial responsibility against such losses and risks and in such mounts as are prudent and customary in the businesses in which the Obligated Parties are engaged. The Obligated Parties have not been notified and have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost materially similar to the premium currently being paid by the Obligated Parties for such insurance.

         Section 7.20 Internal Accounting Controls. The Obligated Parties maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(c) access to assets are permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets are compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

         Section 7.21 Foreign Corrupt Practices. Neither the Obligated Parties nor any director, officer, agent, employee or other person acting on behalf of the Obligated Parties have, in the course of their actions for, or on behalf of, the Obligated Parties, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         Section 7.22 Employees. No labor disturbance by the employees of the Obligated Parties exist or are imminent; no collective bargaining agreement exists with any of the Obligated Party's employees and no such agreement is imminent.

         Section  7.23  Investment  Company.  The  Obligated  Parties are not an

"investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.24 Market Activity. Neither the Obligated Parties, nor its affiliates, have taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in manipulation of the price of the Common Stock.

         8. Covenants of the Obligated Parties. The Obligated Parties covenant and agree with the Placement Agent as follows:

         Section 8.1 Compliance with Laws. The sale and issuance of the Securities shall be made in accordance with the provisions and requirements of the Act, Regulation D and any applicable state and local law. Neither the Obligated Parties nor any of their affiliates will take any action in connection with the Offering; which would cause the Offering not to comply with Section 4(2) of the Act or Rule 506 of Regulation D promulgated thereunder. The Obligated Parties will make a timely filing of Form D (and all necessary amendments) pursuant to the requirements of Regulation D. The Obligated Parties shall exercise reasonable care to assure that the Investors are not underwriters within the meaning of Section 2(11) of the Act and shall take all actions required by Rule 502(d) of Regulation D. The Obligated Parties, in its sole discretion, will not accept a subscription from an Investor if the Obligated Parties have reason to believe that material information supplied by or material representations or warranties made by such Investor are not fully accurate. The Obligated Parties shall reasonably believe, immediately prior to making any sale, that an Investor is an accredited investor or one of a possible 35 non-accredited investors, and either alone or with their purchaser representative, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of a purchase of the Securities and otherwise meets the suitability standards set forth in the Offering Memorandum. The Obligated Parties shall keep the Offering Memorandum confidential and shall not distribute it or any other materials related to the transaction contemplated hereby, or otherwise advertise to or solicit purchasers of the Securities, without the express written consent of the Placement Agent. Neither the Obligated Parties nor any of its affiliates nor any distributor, independent contractor or any person acting on its or their behalf
(i) have conducted or will conduct any general solicitation (as that term is used in Regulation D) or general advertising with respect to any of the Securities, or (ii) have made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would prevent the issuance of the Securities from qualifying from an exemption from registration under the Act.

         Section 8.2 Offering Memorandum. The Offering Memorandum, the appendices and exhibits (including any SEC Document) attached thereto, information incorporated by reference therein and the financial statements of the Obligated Parties and the related notes thereto included therein, and all amendments and supplements thereto in the form delivered to the Investors prior to the Closing will be prepared in compliance with, and include the disclosure required by, the Act and the rules and regulations promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they are made, not misleading. Each SEC Document included within the Offering Memorandum will be a true and complete copy of or excerpt from such document as filed by the Obligated Parties with the SEC.

         Section 8.3 Delivery and Amendment of Offering Memorandum. Up to and through the final Closing Date if any event shall occur as a result of which the Offering Memorandum or any exhibits thereto would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, when such Offering Memorandum was delivered, not misleading or for any other reason it shall be necessary to amend or supplement the Offering Memorandum or to file under the Exchange Act any document incorporated by reference in the Offering Memorandum in order to comply with the Act or the Exchange Act, the Obligated Parties shall immediately notify the Placement Agent in writing to suspend offers for sale and solicitations of purchases of the Securities. If the Obligated Parties shall determine to amend or supplement the Offering Memorandum, the Obligated Parties will so advise the Placement Agent and will promptly prepare an amendment or supplement to the Offering Memorandum (or in the case of a document required under the Exchange Act, prepare and file such document with the SEC) that will correct such statement or omission or effect such compliance and will advise the Placement Agent when it may resume offers for sale, and solicitations of purchases, of the Securities. The Obligated Parties will immediately thereafter deliver to the Placement Agent without charge as many copies of the supplemented or amended Offering Memorandum as the Placement Agent may reasonably request for the purposes contemplated by this Agreement.

         Section 8.4 Use of Proceeds. The Obligated Parties will apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Offering Memorandum.

         Section 8.5 Offering Expenses. The Obligated Parties will pay all expenses, fees and taxes in connection with (a) the preparation and printing of copies of the Offering Memorandum and all amendments and supplements thereto, including in each case all documents incorporated by reference therein (b) the delivery of the Securities, (c) the furnishing of the notes referred to herein.

         Section 8.8 Information Rights. For a period of three (3) years from the Closing, if requested by the Placement Agent, the Obligated Parties will deliver to the Placement Agent (a) a copy of each unaudited quarterly financial statement and together with any other documents or reports which may be issued by the Obligated Parties to the public, including, without limitation, reports on Forms 8-K, 10-K and 10-Q and exhibits thereto, (b) reports or communications (financial or other) of the Obligated Parties mailed to its security holders,
(c) every press release and every news item and article in respect of the Obligated Parties or its affairs which was released by the Obligated Parties,
(d) and distribute the Obligated Parties's shareholders annual financial statements prepared by an independent auditor in conformity with generally accepted accounting principles, consistently applied, which clearly set forth the financial position of the Obligated Parties, (e) a duplicate list of shareholders of the Obligated Parties at such time as requested by the Placement Agent together with monthly DTC transfer sheets, and (f) any other information with respect to the Obligated Parties, its properties, or its business as the Placement Agent may reasonably request; provided, however, that the Obligated Parties shall not disclose (in any manner) to the Placement Agent any document or information which contains material non-public information regarding the Obligated Parties unless prior to the disclosure of such information the Obligated Parties identifies such information as being material non-public information and provides the Placement Agent with the opportunity in writing to accept or refuse to accept such non-public information for review.

         Section 8.10 Public Information. The Obligated Parties shall comply in all respects with their reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend their reporting and filing obligations under the Exchange Act. The Obligated Parties will deliver or make available to the Subscribers true and complete copies of the SEC Documents filed prior to any Closing Date. The Obligated Parties will not disclose to the Subscribers any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date of such disclosure to the Subscribers by the Obligated Parties, but which have not been publically disclosed.

         Section 8.12 Restrictions. For a period of three (3) years from the final Closing Date, except for the Obligated Party's Series A Preferred Stock, the Obligated Parties shall not (a) redeem any of their securities outstanding as of the final Closing Date, or (b) pay any dividends or make any other cash distribution in respect of their securities in excess of the amount of the Obligated Parties's current or retained earnings, or (c) issue any shares of preferred stock without the prior written consent of the Placement Agent. The Placement Agent shall either approve or disapprove any such contemplated securities redemption, dividend, distribution or issuance within five (5) business days after the Placement Agent receives written notice of the proposed action.

         9. Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder shall be subject, in its sole discretion, to the following conditions:

         Section 9.1 Representations, Warranties and Covenants. All representations, warranties covenants and other statements of the Obligated Parties herein (including without limitation those contained in Section 7 and 8 hereof) and in the Offering Memorandum shall on all Closing Dates be true and correct and the Obligated Parties shall have performed all of their obligations hereunder.

         Section 9.2 Disclosure. Except as disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum through and on any Closing Date, there shall not have been
(a) any material adverse change in the business, financial condition, operations, assets, properties or prospects described or referred to in the Offering Memorandum, or the results of operations, condition (financial or otherwise) earnings, operations, business or business prospects, of the Obligated Parties, (b) any transaction that is material to the Obligated Parties, except transactions in the ordinary course of business and except as described in the Offering Memorandum, (c) any obligation that is material to the Obligated Parties, direct or contingent, incurred by the Obligated Parties, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Obligated Parties, which is material to the Obligated Parties, except for the exercise of stock options disclosed as outstanding, or (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Obligated Parties.


         9.3  Legal  Opinion  on  Subscription   Date.  The  Obligated   Party's
independent counsel shall deliver to the Placement Agent on the Closing an opinion substantially in the form of Exhibit A.

         10.  Indemnification.

         (a) The Obligated Parties agree to indemnify, defend and hold harmless the Placement Agent and any person who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and all employees of the Placement Agent (the "Placement Agent Affiliates") from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Placement Agent Affiliates controlling person may incur insofar as such loss, expense, liability or claim arises out of (i) any breach by the Obligated Parties of any representation, warranty or covenant contained herein or in any of the agreements referenced herein, (ii) Placement Agent's service as Placement Agent hereunder, except as provided under section 10(b), (iii) or based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or Registration Statement, (iv) based upon any omission or alleged omission to state a material fact required to be stated in either such Offering Memorandum or Registration Statement necessary to make the statements made therein not misleading, or (v) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Obligated Parties based on a breach or alleged breach by the Obligated Parties or any of their officers or directors of their fiduciary or other obligations to the stockholders of the Obligated Parties, except insofar as any such loss, expense, liability or claim based upon any untrue statement of a material fact contained in and in conformity with information furnished in writing by the Placement Agent or any Placement Agent Affiliates to the Obligated Parties expressly for use with reference to such Placement Agent in such Offering Memorandum.

         If any action is brought against the Placement Agent or any Placement Agent Affiliate in respect of which indemnity may be sought against the Obligated Parties pursuant to the foregoing paragraph, the Placement Agent shall notify the Obligated Parties in writing of the institution of such action and the Obligated Parties shall assume the defense of such action, including the employment of counsel and payment of all expenses related to such action including without limitation attorney and paralegal fees. The Placement Agent and any Placement Agent Affiliate shall have the right to employ their own counsel in any such case at the sole expense of the Obligated Parties if the Obligated Parties shall not have employed counsel to have charge of the defense of such action or such indemnified party or the Placement Agent or such Placement Agent Affiliate shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Obligated Parties (in which case the Obligated Parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such and expenses shall be borne by the Obligated Parties and paid as incurred. Anything in this paragraph to the contrary notwithstanding, the Obligated Parties shall not be liable for any settlement of any such claim or action effected without its written consent.

         (b) The Placement Agent agrees to indemnify, defend and hold the Obligated Parties harmless from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Obligated Parties incurs insofar as such loss, expense, liability or claim (i) arises out of or is based upon any untrue statement of a material fact contained in and in conformity with information furnished in writing by the Placement Agent to the Obligated Parties expressly for use with reference to the Placement Agent in the Offering Memorandum or Registration Statement, or (ii) arises out of or is based upon the gross negligence or willful misconduct of the Placement Agent with respect to this Agreement.

         If any action is brought against the Obligated Parties or any of the Obligated Parties Affiliates or any such person in respect of which indemnity may be sought against the Placement Agent pursuant to the foregoing paragraph, the Obligated Parties shall promptly notify the Placement Agent in writing of the institution of such action and the Placement Agent shall assume the defense of such action, including the employment of counsel and payment of expenses. The Obligated Parties shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Obligated Parties unless (i) the employment of such counsel shall have been authorized in writing by the Placement Agent in connection with the defense of such action, (ii) or the Placement Agent shall not have employed counsel to have charge of the defense of such action, (iii) or such indemnified party or the Obligated Parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Placement Agent (in which case the Placement Agent shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Placement Agent and paid as incurred. Anything in this paragraph to the contrary notwithstanding, the Placement Agent shall not be liable for any settlement of any such claim or action effected without the written consent of the Placement Agent.

         (c) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 10 with respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims
(i) in such proportion as is appropriate to reflect the relative benefits received by the Obligated Parties on the one hand and the Placement Agent on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Obligated Parties on the one hand and of the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative fault of the Obligated Parties on the one hand and of the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Obligated Parties or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (d) The Obligated Parties and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Obligated Parties contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any Placement Agent Affiliate, or by or on behalf of the Obligated Parties, shall survive any termination of this Agreement or the issuance and delivery of the Securities and shall not be deemed to be exclusive remedies with respect to a breach of this Agreement. The Obligated Parties and the Placement Agent agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Obligated Parties, and in the case of the Placement Agent, any Placement Agent Affiliate, in connection with the issuance and sale of the Securities, or in connection with the Offering Memorandum or Registration Statement. The contribution provisions contained in this Section 10 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

         11. Survival of Certain Provisions. The indemnity and other agreements contained in Section 10 hereof and the representations and warranties and other statements of the Obligated Parties set forth in this Agreement or made by the Obligated Parties pursuant to this Agreement (including without limitation those contained in Section 7 and 8 hereof) shall remain in full force and effect, regardless of (a) any termination of this Agreement or any of the agreements referred to herein, (b) any investigation made by or on behalf of the Placement Agent or any of its controlling persons or by or on behalf of the Obligated Parties or any of its officers, directors or controlling persons and (c) acceptance of delivery of and payment for Securities.

         12. Effective Time; Termination.

         (a) This Agreement shall become effective on the date hereof.

         (b) The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time. Any such termination shall be without liability of any party to any other party except as provided in Sections 4 and 7 hereof, except that the Obligated Parties shall remain obligated to pay costs and expenses to the extent provided in Section 6.1 of this Agreement.

         (c) In the event that the Closing shall not have occurred on or before September 15, 2003, this Agreement shall terminate at the close of business on such date. Any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof.

         (d) In the event of any termination of this Agreement for any reason, if a private placement of securities is consummated within one year following such termination by the Obligated Parties with a party that the Placement Agent introduced regarding the Obligated Parties pursuant to and as part of its engagement by the Obligated Parties, the Placement Agent shall be entitled to receive the Placement Agent's Fee and the Expense Allowance Placement Agent's Common Stock and all other amounts provided for in this Agreement, as if this Agreement had not been terminated.

         (e) Notwithstanding any provision of this agreement the Obligated Parties shall have the right to terminate the Placement Agent's services upon payment in full of the Securities upon written notice to the Placement Agent.

         13. Notice. Except as otherwise specifically provided herein, all statements, requests, notices and advice hereunder shall be in writing, or by telephone or telegram if subsequently confirmed in writing, and, if to the Placement Agent, shall be sufficient in all respects if delivered or sent to the Placement Agent at the address set forth in the Offering Memorandum, and, if to the Obligated Parties, shall be sufficient in all respects if delivered or sent to the Obligated Parties at the address of its principal place of business set forth in the Offering Memorandum. Notice shall be deemed given upon the date of delivery or the date such notice is sent via nationally recognized overnight courier.

         14. Successors and Assigns. This Agreement shall inure solely to the benefit of the Obligated Parties and the Placement Agent and, to the extent provided in Section 14 hereof, to any person or entity named in such Section. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors" shall not include any purchaser of any Securities merely because of such purchase. The respective rights and obligations of the Obligated Parties and the Placement Agent hereunder may not be assigned, transferred or contracted to another.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to conflicts of law principles.

         16. Entire Agreement. This Agreement is the complete and entire agreement among the parties with respect to the offer and sale of the Securities and supersedes all prior written and oral communications with respect thereto, specifically including any engagement letter with respect to the matters addressed herein between the Obligated Parties and the Placement Agent. This Agreement may be amended only in a writing signed by both parties hereto.

         17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


















         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.


                                                   Very truly yours,



                                                   CAPITOL COMMUNITIES CORP.


                                                   By: /s/ Michael G. Todd

                                                   Its: President


AGREED AND ACCEPTED:



NOBLE INTERNATIONAL INVESTMENTS, INC.


By:  Nico Pronk
    ----------------------------------

Its: President